UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              July 12, 2005
                                                --------------------------------

                       Pennsylvania Commerce Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania               000-50961               25-1834776
       ------------               ---------               ----------
(State or other jurisdiction    (Commission              (IRS Employer
    of incorporation)           File Number)           Identification No.)

    100 Senate Avenue, Camp Hill, Pennsylvania                17011
    ------------------------------------------                -----
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code            (717)975-5630
                                                  ------------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other events.

         On July 12, 2005, Commerce Bank/Harrisburg, NA, the sole banking subsidiary of Pennsylvania Commerce Bancorp Inc. (NASDAQ: COBH), today announced a five-year growth plan to more than double its branch network to as many as 55 stores and increase its deposits to more than $4 billion by 2010. A copy of the press release is attached as exhibit
         99.1 to this report.



Item 9.01.   Financial Statements and Exhibits

         Exhibit No.
         -----------

         99.1 Press Release of Pennsylvania Commerce Bancorp, Inc., dated July 12, 2005





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Pennsylvania Commerce Bancorp, Inc.
                                    --------------------------------------------
                                                      (Registrant)



         Date: July 12, 2005        /s/ Gary L. Nalbandian
                                    --------------------------------------------
                                    Gary L. Nalbandian,
                                    Chairman and President

                                    /s/ Mark A. Zody
                                    --------------------------------------------
                                    Mark A. Zody,
                                    Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.          DESCRIPTION
----------------     --------------------

   99.1              Press Release of Pennsylvania Commerce Bancorp, Inc., dated
                     July 12, 2005.



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